UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2022

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2022, Beam Global (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley”). Pursuant to the Purchase Agreement, subject to the satisfaction of the conditions set forth therein, the Company has the right, but not the obligation, to sell to B. Riley up to the lesser of (i) $30,000,000 of newly issued shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) the Exchange Cap (as defined below) (subject to certain conditions and limitations contained in the Purchase Agreement), from time to time during the term of the Purchase Agreement. Sales of Common Stock to B. Riley under the Purchase Agreement, and the timing of any such sales, are solely at the Company’s option, and the Company is under no obligation to sell any securities to B. Riley under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”) the resale by B. Riley of up to 2,015,985 shares of Common Stock that the Company may issue or elect, in the Company’s sole discretion, to issue and sell to B. Riley, from time to time from and after the Commencement (as defined below) under the Purchase Agreement.

Upon the initial satisfaction of the conditions to B. Riley’s purchase obligations set forth in the Purchase Agreement (the “Commencement”), including that the registration statement is declared effective by the SEC, and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion over the 24-month period after the Commencement, to direct B. Riley to purchase a specified amount of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement (each, a “VWAP Purchase”), by timely delivering written notice to B. Riley after 6:00 a.m. and prior to 9:00 a.m., New York City time, on any trading day (each, a “Purchase Date”), so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than a specified threshold price as set forth in the Purchase Agreement (the “Threshold Price”) and (ii) all shares of Common Stock subject to all prior VWAP Purchases and all prior Intraday VWAP Purchases (as defined below) by B. Riley under the Purchase Agreement have been received by B. Riley prior to the Company’s delivery of such applicable purchase notice to B. Riley.

The per share purchase price for the shares that B. Riley is required to purchase in any single VWAP Purchase will be determined by reference to the volume weighted average price of the Common Stock (the “VWAP”), calculated in accordance with the Purchase Agreement, for the period (the “Purchase Valuation Period”) beginning at the official open (or “commencement”) of the regular trading session on The Nasdaq Capital Market (the “Nasdaq”) on the applicable Purchase Date for such VWAP Purchase and ending at the earliest to occur of (i) 3:59 p.m., New York City time or such earlier time publicly announced as the official close of the regular trading session on Nasdaq on such Purchase Date, (ii) such time that the total aggregate number (or volume) of shares of Common Stock traded on Nasdaq during such Purchase Valuation Period (calculated in accordance with the Purchase Agreement) reaches  the applicable share volume maximum amount for such VWAP Purchase calculated in accordance with the Purchase Agreement, and (iii) to the extent that Company elects in the applicable purchase notice that the Purchase Valuation Period will also be determined by the Minimum Price Threshold (as defined below), such time that the trading price of the Common Stock on Nasdaq during such Purchase Valuation Period (calculated in accordance with the Purchase Agreement) falls below the applicable minimum price threshold for such VWAP Purchase specified by the Company in the applicable purchase notice for such VWAP Purchase, or if the Company does not specify a minimum price threshold in such purchase notice, a price equal to 75.0% of the closing sale price of the Common Stock on the trading day immediately prior to the applicable Purchase Date for such VWAP Purchase (the “Minimum Price Threshold”), less a fixed 3% discount to the VWAP of the Common Stock for such VWAP Purchase Period.

In the event that the Company elects in the applicable purchase notice that the Purchase Valuation Period will also be determined by the Minimum Price Threshold, for purposes of calculating the volume of shares of Common Stock traded during a Purchase Valuation Period, as well as the VWAP for a Purchase Valuation Period, the following transactions, to the extent they occur during such Purchase Valuation Period, are excluded: (x) the opening or first purchase of Common Stock at or following the official open of the regular trading session on Nasdaq on the applicable Purchase Date for such VWAP Purchase and (y) the last or closing sale of Common Stock at or prior to the official close of the regular trading session on Nasdaq on the applicable Purchase Date for such VWAP Purchase.

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In the event that the Company does not elect in the applicable purchase notice that the Purchase Valuation Period will also be determined by the Minimum Price Threshold, the calculation of the volume of shares of Common Stock traded during a Purchase Valuation Period and the VWAP for a Purchase Valuation Period will exclude the following transactions, to the extent they occur during such Purchase Valuation Period: (x) the opening or first purchase of Common Stock at or following the official open of the regular trading session on Nasdaq on the applicable Purchase Date for such VWAP Purchase, (y) the last or closing sale of Common Stock at or prior to the official close of the regular trading session on Nasdaq on the applicable Purchase Date for such VWAP Purchase, and (z) all trades of Common Stock on Nasdaq during such Purchase Valuation Period at a price below the applicable Minimum Price Threshold for such VWAP Purchase.

In addition to the VWAP Purchases described above, after the Commencement, the Company will also have the right, but not the obligation, subject to the continued satisfaction of conditions set forth in the Purchase Agreement, to direct B. Riley to purchase, on any trading day, including the same Purchase Date on which a VWAP Purchase is effected, a specified amount of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement that are similar to those that apply to a regular VWAP Purchase (each, an “Intraday VWAP Purchase”), by the delivery to B. Riley of an irrevocable written purchase notice (each, an “Intraday VWAP Purchase Notice”), after 10:00 a.m., New York City time, and prior to 3:30 p.m., New York City time, on such Purchase Date, so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior VWAP Purchases and all prior Intraday VWAP Purchases by B. Riley under the Purchase Agreement have been received by B. Riley prior to the Company’s delivery of such applicable purchase notice to B. Riley.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley in an Intraday VWAP Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a VWAP Purchase (including the same fixed percentage discounts to the applicable VWAP as in the case of a VWAP Purchase, as described above), provided that the VWAP for each Intraday VWAP Purchase effected on a Purchase Date will be calculated over different periods during the regular trading session on Nasdaq on such Purchase Date, each of which will commence and end at different times on such Purchase Date (the “Intraday Purchase Valuation Period”).

There is no upper limit on the price per share that B. Riley could be obligated to pay for the Common Stock the Company may elect to sell to it in any VWAP Purchase or Intraday VWAP Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to B. Riley in a VWAP Purchase or an Intraday VWAP Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such VWAP Purchase or such Intraday Purchase Valuation Period for such Intraday VWAP Purchase.

As consideration for B. Riley’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, upon execution of the Purchase Agreement, the Company issued 10,485 shares of Common Stock to B. Riley (the “Initial Commitment Shares”). In addition to the Initial Commitment Shares, the Company also agreed, at the Company’s election and in the Company’s sole discretion, to either (i) issue to B. Riley 10,484 shares of Common Stock (together with the Initial Commitment Shares, the “Commitment Shares”) or (ii) pay B. Riley $150,000 cash (the “Additional Commitment Payment”), in either case prior to the commencement of any sales of Common Stock to B. Riley pursuant to the terms of the Purchase Agreement. The Commitment Shares and the Additional Commitment Payment, if applicable, will be fully earned as of the date they are issuable or payable pursuant to the Purchase Agreement and the Company has agreed to include the Commitment Shares on the registration statement. Furthermore, the Company has agreed to reimburse B. Riley for the reasonable legal fees and disbursements of B. Riley’s legal counsel in an amount not to exceed (i) $75,000, payable within two trading days following the execution of the Purchase Agreement and Registration Rights Agreement and (ii) $5,000 per fiscal quarter, in each case in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement.

Under the applicable Nasdaq rules, the Company cannot issue more than 2,015,985 shares of Common Stock to B. Riley under the Purchase Agreement, which is equal to 19.99% of the total number of shares of the Company’s Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement, which number of shares will be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of Nasdaq (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley for all of the shares of Common Stock that the Company directs B. Riley to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $13.88 per share. Moreover, the Company cannot sell any shares of Common Stock to B. Riley under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 promulgated thereunder), would result in B. Riley beneficially owning more than 4.99% of the outstanding shares of the Company’s Common Stock.

3

The Company will control the timing and amount of any sales of Common Stock to B. Riley. Actual sales of shares of the Company’s Common Stock to B. Riley will depend on a variety of factors, including, among other things, market conditions, the trading price of the Company’s Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, except that the Company is prohibited (with certain limited exceptions) from effecting or entering into an agreement to effect certain “Variable Rate Transactions” (as defined in the Purchase Agreement).

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date of the Commencement, (ii) the date on which B. Riley shall have purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of shares for a total aggregate gross purchase price to the Company equal to $30,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon ten trading days’ prior written notice to B. Riley. B. Riley has the right to terminate the Purchase Agreement upon ten trading days’ prior written notice to the Company upon the occurrence of certain events set forth in the Purchase Agreement. The Company and B. Riley may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley may assign or transfer the Company’s respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or B. Riley from and after the date that is one (1) trading day immediately preceding the date on which the registration statement is initially filed with the SEC.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to, and incorporate herein by reference, the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, B. Riley represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The securities referred to in this current report on Form 8-K are being issued and sold by the Company to B. Riley in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Common Stock Purchase Agreement by and between Beam Global, and B. Riley Principal Capital II, LLC dated September 2, 2022
10.2	Registration Rights Agreement by and between Beam Global, and B. Riley Principal Capital II, LLC dated September 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: September 2, 2022	By:	/s/ Katherine H. McDermott
	Name:	Katherine H. McDermott
	Title:	Chief Financial Officer

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